UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 29, 2005

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On September 29, 2005, SL Green Realty Corp., a real estate investment trust, entered into a new $500 million senior unsecured revolving credit facility (the “Credit Facility”) which can be expanded to $800 million.  The Credit Facility replaces the existing secured and unsecured revolving credit facilities. The three year Credit Facility matures in September 2008, with an option for a one year extension thereafter.  The interest rate, currently LIBOR plus 85 basis points, is subject to adjustment, on a sliding scale, based upon the Company’s senior leverage ratio.

The lending group for the Credit Facility consists of: Wachovia Capital Markets, LLC and KeyBanc Capital Markets as Co-lead Arrangers, Commerzbank New York and Grand Cayman Branches, EuroHypo AG, New York Branch and Wells Fargo, National Association as Co-documentation Agents, Bank of America, N.A., Bank of New York, New York Private Bank & Trust, ING Real Estate Finance (USA), LLC, Sovereign Bank, PNC Bank, National Association, CitiCorp North America, Inc., Deutsche Bank Trust Company, Bank Leumi USA, Union Bank of California N.A., AIB Debt Management Limited, Comerica Bank and Lehman Brothers Commercial Bank.

A copy of the Credit Agreement is attached as exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

As discussed under Item 1.01 above, on September 29, 2005, the Company entered into a $500 million senior unsecured revolving credit facility, which resulted in the creation of a direct financial obligation.

Item 8.01.              Other Events

On September 29, 2005, the Company issued a press release announcing that it had entered into a new $500 million senior unsecured revolving credit facility as disclosed in Items 1.01 and 2.03 of this Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits

10.1                         Credit Agreement dated as of September 29, 2005 by and among SL Green Operating Partnership, L.P., as Borrower SL Green Realty Corp., as Parent, WACHOVIA CAPITAL MARKETS, LLC and KEYBANK CAPITAL MARKETS, as Co-Lead Arrangers and Book Managers, WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, KEYBANK NATIONAL ASSOCIATION, as Syndication Agent, each of WELLS FARGO BANK, NATIONAL ASSOCIATION, EUROHYPO AG, NEW YORK BRANCH and COMMERZBANK, AG, NEW YORK BRANCH as Co-Documentation Agents, and the financial institutions initially signatory hereto and their assignees pursuant to SECTION 12.5., as Lenders, filed herewith.

99.1                         Press release, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

By: /s/ Gregory F. Hughes

Gregory F. Hughes
Chief Financial Officer

Date: October 3, 2005